ADVISORS DISCIPLINED TRUST 684, 700, 703, 705, 708, 709, 711, 714, 715, 716,
 717, 718, 719, 720, 721, 722, 723, 724, 726, 727, 728, 729, 730, 731, 732, 733,
 734, 735, 736, 740, 741, 744, 745, 746, 747, 748, 749, 750, 751, 753, 754, 755,
                                   757 AND 773

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the table after the second paragraph under "Understanding Your Investment--How the Trust Works-- How We Distribute Units" is replaced with the following:


                INITIAL OFFERING PERIOD SALES            VOLUME
                   DURING CALENDAR QUARTER             CONCESSION
              ---------------------------------------------------
              Less than $10,000,000                       0.000%
              $10,000,000 but less than $25,000,000       0.050
              $25,000,000 but less than $50,000,000       0.100
              $50,000,000 but less than $100,000,000      0.110
              $100,000,000 but less than $250,000,000     0.125
              $250,000,000 but less than $500,000,000     0.135
              $500,000,000 or more                        0.150


     The third paragraph under "Understanding Your Investment--How the Trust Works--How We Distribute Units" is replaced with the following:

     "This volume concession will be paid on units of all Volume Concession A trusts sold in the initial offering period, except as described below. For a trust to be eligible for this additional Volume Concession A compensation for calendar quarter sales, the trust's prospectus must include disclosure related to this additional Volume Concession A compensation; a trust is not eligible for this additional Volume Concession A compensation if the prospectus for such trust does not include disclosure related to this additional Volume Concession A compensation. Broker-dealer firms will not receive additional compensation unless they sell at least $10.0 million of units of Volume Concession A trusts during a calendar quarter. For example, if a firm sells $9.5 million of units of Volume Concession A trusts in the initial offering period during a calendar quarter, the firm will not receive any additional compensation with respect to such trusts. Once a firm reaches a particular breakpoint during a quarter, the firm will receive the stated volume concession on all initial offering period sales of Volume Concession A trusts during the applicable quarter. For example, if a firm sells $12.5 million in units of Volume Concession A trusts in the initial offering period during a calendar quarter, the firm will receive additional compensation of 0.050% of $12.5 million and if a firm sells $27 million of units of Volume Concession A trusts in the initial offering period during a calendar quarter, the firm will receive 0.100% of $27 million."

     Supplement Dated:  October 3, 2011





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